416 STKP1

                         SUPPLEMENT DATED APRIL 21, 1998
                              TO THE PROSPECTUS OF

                  Templeton Americas Government Securities Fund
                              dated August 1, 1997

The prospectus is amended as follows:

I. The following paragraph is added to the end of the section "Group Purchases" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

II. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," are replaced with the following:

  Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include: 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the Fund.

III. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

  Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
  (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases" above to be able to buy shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details. Any retirement plan that does not meet the requirements to buy shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

IV. The following replaces the second paragraph under "How Do I Sell Shares? - Contingent Deferred Sales Charge": Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

V. The following definitions are revised or added, as applicable, to the "Useful Terms and Definitions" section: Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code.